EXHIBIT 99.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of BSD Software, Inc. (the "Company") on Form 10-KSB for the year Ended December 31, 2001as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Spanier, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge

(1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

October 11, 2002.

/s/ JEFF SPANIER
----------------------------
    Jeff Spanier
    Chief Financial Officer